EXHIBIT j


                           McGLADREY & PULLEN, L.L.P.
                   Certified Public Accountants & Consultants




                         CONSENT OF INDEPENDENT AUDITOR


We consent to the inclusion of our report dated October 16, 1998, on the referred to therein, in Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, File No. 33-90538 of Virginia Daily Municipal Income Fund as filed with the Securities and Exchange Commission.



                                                McGladrey & Pullen, LLP

New York, New York
January 24, 2000